                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 UTStarcom, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                  Delaware                            52-1782500
--------------------------------------------------------------------------------
          (State of incorporation                 (I.R.S. Employer
             or organization)                    Identification No.)


                       1275 Harbor Bay Parkway, Suite 100
                                Alameda, CA 94502
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates: 333-93069
         ---------

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                  Name Of Each Exchange On Which
      To Be So Registered                  Each Class Is To Be Registered
      -------------------                  ------------------------------

None
---------------------------------         ---------------------------------

---------------------------------         ---------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.00125 par value
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the section entitled "Description of Capital Stock" on pages 72-74 of Amendment No. 5 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-93069) (the "S-1 Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on February 22, 2000.


Item 2.  EXHIBITS.

        Number                                   Description

         3.1(1) Twelfth Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

         3.2(2) Form of Thirteenth Amended and Restated Certificate of Incorporation of the Registrant to be in effect following the closing of the Registrant's initial public offering.

         3.3(1)       Bylaws of the Registrant, as currently in effect.

         3.4(2) Form of Amended and Restated Bylaws of the Registrant to be in effect immediately following the closing of the Registrant's initial public offering.

         4.1(3)       Specimen Common Stock Certificate.

----------------
1. Incorporated herein by reference to the exhibits of the same number in the S-1 Registration Statement filed with the Commission on December 20, 1999.

2. Incorporated herein by reference to the exhibit of the same number in Amendment No. 5 to the S-1 Registration Statement filed with the Commission on February 22, 2000.

3. Incorporated herein by reference to the exhibit of the same number in Amendment No. 4 to the S-1 Registration Statement filed with the Commission on February 7, 2000.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 23, 2000

                                    UTSTARCOM, INC.


                                    By: /s/ Hong L. Lu
                                        ----------------------------------
                                        Hong L. Lu, President and Chief
                                        Executive Officer